EXECUTION COPY FIRST AMENDMENT TO STOCKHOLDER'S AGREEMENT This FIRST AMENDMENT (this "Amendment") to STOCKHOLDER'S AGREEMENT is entered into as of January 14, 2020 by and between Safehold Inc., a Maryland corporation (the "Company"), and iStar Inc., a Maryland corporation ("iStar"). Capitalized terms used but not otherwise defined herein have the meanings set forth in the Existing Stockholder's Agreement (defined below). RECITALS WHEREAS, in connection with the decision by the Company and iStar to expand their relationship beginning in January 2019, the Company and iStar entered into certain agreements including the Stockholder's Agreement, dated as of January 2, 2019 (the "Existing Stockholder's Agreement"); WHEREAS, since January 2019, the Company has significantly grown its portfolio of ground leases and increased its share price and total shareholder return, in large part due to the efforts of iStar, as the Company's external manager; WHEREAS, the Company and iStar believe that it is advisable and in their respective best interests to extend the terms of certain of the arrangements between them with the objective of building on the success achieved to date and enhancing the Company's prospects for continued achievement; and WHEREAS, in light of the foregoing, the parties to the Existing Stockholder's Agreement desire to amend the Existing Stockholder's Agreement as set forth herein. NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows: 1. Amendment. The reference to "the second anniversary of this Agreement," in the first sentence of the introductory paragraph in Section 3.4 of the Existing Stockholder's Agreement is hereby amended to say "June 30, 2022." Accordingly, such introductory paragraph, as so amended, shall read as follows: "Section 3.4. Standstill. iStar agrees that prior to June 30, 2022, except as permitted by this Agreement or by the Investor Unit Purchase Agreement or with the prior written consent of the independent directors of the Company, neither iStar nor any of its Affiliates will, and iStar will cause each of its Affiliates not to, directly or indirectly in any manner:" 2. Governing Law. This Amendment and the rights and obligations of the parties under this Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles to the contrary.

3. Conflict. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Existing Stockholder's Agreement, such conflict shall be resolved in favor of the terms and conditions of this Amendment and the Existing Stockholder's Agreement shall be construed accordingly. 4. Ratification. Except as modified hereby, the Existing Stockholder's Agreement remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects. 5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which constitute one and the same instrument. 6. Facsimile/PDF Signatures. In order to expedite the transaction contemplated herein, telecopied, facsimile, or .pdf (exchanged via e-mail) signatures may be used in place of original signatures on this Amendment. The parties intend to be bound by the signatures on the telecopied, facsimile or pdf document, are aware that the other parties will rely on the telecopied, facsimile or .pdf signatures, and hereby waive any defenses to the enforcement of the terms of this Amendment based on the form of signature. 7. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and permitted assignees. [Remainder of page intentionally left blank. Signature page follows.] - 2 -

IN WITNESS WHEREOF, the undersigned hereto have duly executed this First Amendment to Stockholder's Agreement as of the day and year first above written. SAFEHOLD INC. /s/ Jay Sugarman Name: Jay Sugarman Title: Chief Executive Officer iSTAR INC. /s/ Marcos Alvarado Name: Marcos Alvarado Title: President